LIBERTY ALL-STAR® GROWTH FUND

ASG

1ST QUARTER MARCH 31, 2016

ALL-STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

Period Ended March 31, 2016 (Unaudited)

Fund Statistics	1st Quarter 2016
Net Asset Value (NAV)	$4.55
Market Price	$4.05
Discount	-11.0%
Distribution*	$0.08
Market Price Trading Range	$3.45 to $4.54
Premium/(Discount) Range	-7.8% to -12.7%

Performance
Shares Valued at NAV with Dividends Reinvested	-6.98%
Shares Valued at Market Price with Dividends Reinvested	-9.79%
Dow Jones Industrial Average	2.20%
Lipper Multi-Cap Growth Mutual Fund Average	-2.86%
NASDAQ Composite Index	-2.43%
Russell Growth Benchmark	-1.10%
S&P 500® Index	1.35%

*

Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2016.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	April 2016

Despite the most tumultuous beginning to any calendar year in history—with U.S. equity markets posting their worst 10-day opening-year decline ever—most major equity benchmarks ended the first quarter of 2016 showing little actual change. Owing to a strong rally that took hold in mid-February—when equity markets were down in the 10 percent range—the S&P 500® Index returned 1.35 percent. The widely-followed Dow Jones Industrial Index gained 2.20 percent while the NASDAQ Composite Index returned -2.43 percent.

Growth stocks lagged their value counterparts during the quarter. Among key growth benchmarks, the broad market Russell 3000® Growth Index returned 0.34 percent for the quarter. Among market capitalization indices, the Russell 1000® Growth Index (large cap) returned 0.74 percent while the Russell Midcap® Growth Index returned 0.58 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned -4.68 percent.

Equity markets continued to reflect a concern that grew more ominous as 2015 progressed, namely the absence of growth around the world. China’s once robust economy continued to cool, commodity-centric emerging markets were impacted by declining prices, European economies remained stagnant while migrant issues roiled the political environment, and U.S. GDP growth continued at a tepid pace. But it was China that chiefly concerned investors, tracing back to the surprise devaluation of the yuan last August, steep declines in its stock market (-7 percent in a single day in early January), reports of massive amounts of money leaving the country ($1 trillion in 2015, according to Bloomberg) and a year-over-year decline of 25 percent in exports during February. China’s economy grew 6.8 percent in 2015, according to the International Monetary Fund—three times the U.S. growth rate—but it was the slowest rate of expansion in 25 years. Outside of China, the other major driver of stock market action was plunging oil prices. From a high of $94 per barrel in July 2014, the domestic benchmark, West Texas Intermediate (WTI) crude, closed 2015 at $37/barrel and hit $26 in February before recovering to $38 at quarter’s end.

Investors were concerned that the U.S. economy would face ongoing pressures as a result of slow growth abroad. Corporate earnings were expected to come under pressure and manufacturing in the U.S. shrank in January for the fourth straight month. There were, however, bright spots on the domestic front. Hiring was strong throughout the quarter—an average monthly increase of 210,000 nonfarm jobs—and auto sales and construction spending were robust. As the quarter progressed, it also appeared that slow growth and volatile stock markets would temper the extent to which the Federal Reserve Board hikes short-term interest rates over the course of the year.

Liberty All-Star® Growth Fund
Liberty All-Star® Growth Fund’s quarterly results reflected the same investor fears that hit global financial markets, particularly growth-oriented equities. The Fund returned -6.98 percent with shares valued at net asset value (NAV) with dividends reinvested and -9.79 percent with shares valued at market price with dividends reinvested. In addition to the previously-cited growth style market capitalization equity indices, the Lipper Multi-Cap Growth Mutual Fund Average returned -2.86 percent. The discount at which Fund shares sell relative to their NAV expanded during the quarter, ranging from -7.8 percent to -12.7 percent.

First Quarter Report (Unaudited) | March 31, 2016	1

President’s Letter	Liberty All-Star® Growth Fund
(Unaudited)

The quarter was especially challenging for actively managed funds like Liberty All-Star® Growth Fund. The hyper-volatility that pulled the market down to open the year was followed by a strong rally, marking one of the largest quarterly reversals in history. As reported in Barron’s, just 6 percent of actively managed large-cap growth funds finished ahead of the S&P 500® and trailed that index by the widest margin in the 25 years for which growth fund data are available.

In keeping with policy, the Fund’s distribution for the first quarter was $0.08. The Fund's distribution policy has been in place since 1997 and is a major component of the Fund's total return. Since 1997, the Fund has paid distributions totaling $12.73 per share and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

The first quarter began chaotically, but ended essentially where it began. This experience offers reminders for all investors—to focus on the long term, remain committed to one’s objectives and adhere to disciplined investing. In the face of extreme volatility, the Fund and its three growth investment managers kept these attributes in the forefront during the quarter past, just as we will do every quarter in the future.

Sincerely,
William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2016 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings
March 31, 2016 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016
1st Quarter	0.08
Total	$12.73

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2016	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
March 31, 2016 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Middleby Corp.	2.13%
The Ultimate Software Group, Inc.	1.70
Cerner Corp.	1.67
Paylocity Holding Corp.	1.67
HEICO Corp.	1.61
Waste Connections, Inc.	1.58
ARM Holdings PLC	1.56
BofI Holding, Inc.	1.54
Visa, Inc., Class A	1.53
Wayfair, Inc., Class A	1.53
Signature Bank	1.50
Red Hat, Inc.	1.45
Equinix, Inc.	1.41
Lowe's Cos., Inc.	1.39
FirstService Corp.	1.39
Ecolab, Inc.	1.38
NIKE, Inc., Class B	1.37
The Hain Celestial Group, Inc.	1.34
The Priceline Group, Inc.	1.33
Mondelez International, Inc., Class A	1.33
30.41%

Economic Sectors*	Percent of Net Assets
Information Technology	24.00%
Consumer Discretionary	19.08
Health Care	15.18
Industrials	13.78
Financials	11.69
Consumer Staples	9.05
Energy	2.69
Materials	2.35
Telecommunication Services	0.44
Other Net Assets	1.74
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter
March 31, 2016 (Unaudited)

The following are the major ($600,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2016.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/16
Purchases
Chipotle Mexican Grill, Inc.	2,428	2,428
Harman International Industries, Inc.	16,050	16,050
Horizon Pharma PLC	43,000	43,000
INC Research Holdings, Inc., Class A	28,450	28,450
LinkedIn Corp., Class A	6,580	8,660
M/A-COM Technology Solutions Holdings, Inc.	17,708	17,708
Skechers U.S.A., Inc., Class A	38,650	38,650
Tableau Software, Inc., Class A	16,600	16,600
Valeant Pharmaceuticals International, Inc.	38,500	38,500

Sales
Alphabet, Inc., Class C	(860)	1,858
Chuy's Holdings, Inc.	(18,327)	17,797
Facebook, Inc., Class A	(10,420)	8,530
FireEye, Inc.	(65,350)	0
Kate Spade & Co.	(29,650)	15,800
Keurig Green Mountain, Inc.	(14,700)	0
Lowe's Cos., Inc.	(8,860)	21,540
M&T Bank Corp.	(8,550)	0
Starbucks Corp.	(12,490)	12,880
Verisk Analytics, Inc.	(14,315)	0
The Walt Disney Co.	(13,555)	0

First Quarter Report (Unaudited) | March 31, 2016	5

Investment Managers/Portfolio Characteristics	Liberty All-Star® Growth Fund
March 31, 2016 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 18 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2016 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	TCW	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,181	498	635	55	46	29	124*
Weighted Average Market Capitalization (billions)	$2.0	$13.4	$136.3	$2.8	$7.6	$78.9	$29.9
Average Five-Year Earnings Per Share Growth	14%	14%	12%	25%	18%	14%	18%
Average Five-Year Sales Per Share Growth	12%	11%	12%	17%	18%	14%	16%
Price/Earnings Ratio**	24x	24x	23x	30x	29x	29x	29x
Price/Book Value Ratio	3.5x	4.7x	5.3x	4.5x	4.5x	4.8x	4.6x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (98.26%)
CONSUMER DISCRETIONARY (19.08%)
Auto Components (0.45%)
Gentherm, Inc.(a)	12,798	$532,269

Diversified Consumer Services (1.19%)
2U, Inc.(a)(b)	22,243	502,692
Nord Anglia Education, Inc.(a)(b)	42,715	892,316
		1,395,008
Hotels, Restaurants & Leisure (3.79%)
Chipotle Mexican Grill, Inc.(a)	2,428	1,143,515
Chuy's Holdings, Inc.(a)	17,797	552,953
The Habit Restaurants, Inc., Class A(a)(b)	31,855	593,459
Planet Fitness, Inc., Class A(a)(b)	13,986	227,132
Starbucks Corp.	12,880	768,936
Wynn Resorts Ltd.(b)	12,400	1,158,532
		4,444,527
Household Durables (1.22%)
Harman International Industries, Inc.	16,050	1,429,092

Internet & Catalog Retail (4.81%)
Amazon.com, Inc.(a)	2,542	1,509,033
The Priceline Group, Inc.(a)	1,214	1,564,798
TripAdvisor, Inc.(a)	11,500	764,750
Wayfair, Inc., Class A(a)(b)	41,542	1,795,445
		5,634,026
Multiline Retail (0.22%)
Ollie's Bargain Outlet Holdings, Inc.(a)	11,135	260,893

Specialty Retail (3.74%)
CarMax, Inc.(a)	15,000	766,500
Dick's Sporting Goods, Inc.	28,450	1,330,038
Francesca's Holdings Corp.(a)	34,115	653,643
Lowe's Cos., Inc.	21,540	1,631,655
		4,381,836
Textiles, Apparel & Luxury Goods (3.66%)
Kate Spade & Co.(a)	15,800	403,216
NIKE, Inc., Class B	26,170	1,608,670
Skechers U.S.A., Inc., Class A(a)	38,650	1,176,892
Under Armour, Inc., Class A(a)	13,000	1,102,790
		4,291,568
CONSUMER STAPLES (9.05%)
Beverages (2.14%)
The Boston Beer Co., Inc., Class A(a)(b)	5,550	1,027,138

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2016	7

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Beverages (continued)
Constellation Brands, Inc., Class A	5,000	$755,450
Monster Beverage Corp.(a)	5,450	726,921
		2,509,509
Food & Staples Retailing (2.66%)
PriceSmart, Inc.	7,304	617,772
United Natural Foods, Inc.(a)	29,650	1,194,895
Whole Foods Market, Inc.	41,990	1,306,309
		3,118,976
Food Products (3.02%)
Blue Buffalo Pet Products, Inc.(a)(b)	16,400	420,824
The Hain Celestial Group, Inc.(a)	38,300	1,566,853
Mondelez International, Inc., Class A	38,816	1,557,298
		3,544,975
Household Products (1.23%)
Colgate-Palmolive Co.	20,390	1,440,554

ENERGY (2.69%)
Energy Equipment & Services (2.69%)
Core Laboratories NV(b)	10,994	1,235,835
Dril-Quip, Inc.(a)	1,237	74,913
Geospace Technologies Corp.(a)(b)	6,034	74,460
Natural Gas Services Group, Inc.(a)	20,819	450,315
Schlumberger Ltd.	17,920	1,321,600
		3,157,123
FINANCIALS (11.69%)
Banks (0.20%)
Independent Bank Group, Inc.	7,237	198,294
Peapack Gladstone Financial Corp.	1,968	33,259
		231,553
Capital Markets (2.62%)
Evercore Partners, Inc., Class A	6,483	335,495
Financial Engines, Inc.(b)	4,924	154,761
State Street Corp.	23,789	1,392,132
Virtus Investment Partners, Inc.	5,898	460,693
WisdomTree Investments, Inc.(b)	63,550	726,377
		3,069,458
Commercial Banks (1.50%)
Signature Bank(a)	12,931	1,760,168

Consumer Finance (1.53%)
Visa, Inc., Class A	23,520	1,798,809

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Diversified Financial Services (0.80%)
MarketAxess Holdings, Inc.	7,500	$936,225

Insurance (0.69%)
Greenlight Capital Re Ltd., Class A(a)	28,648	624,240
United Insurance Holdings Corp.	9,881	189,814
		814,054
Real Estate Investment Trusts (1.41%)
Equinix, Inc.	5,001	1,653,881

Real Estate Management & Development (1.39%)
FirstService Corp.	39,714	1,625,891

Thrifts & Mortgage Finance (1.55%)
BofI Holding, Inc.(a)(b)	84,847	1,810,635

HEALTH CARE (15.18%)
Biotechnology (4.91%)
ACADIA Pharmaceuticals, Inc.(a)(b)	36,699	1,026,104
Amgen, Inc.	9,410	1,410,841
BioMarin Pharmaceutical, Inc.(a)	6,950	573,236
Incyte Corp.(a)	5,200	376,844
Puma Biotechnology, Inc.(a)(b)	10,699	314,230
Regeneron Pharmaceuticals, Inc.(a)	2,870	1,034,463
Ultragenyx Pharmaceutical, Inc.(a)	16,013	1,013,783
		5,749,501
Health Care Equipment & Supplies (2.20%)
Insulet Corp.(a)	28,108	932,061
Intuitive Surgical, Inc.(a)	1,350	811,418
West Pharmaceutical Services, Inc.	12,050	835,306
		2,578,785
Health Care Providers & Services (2.28%)
Diplomat Pharmacy, Inc.(a)(b)	54,485	1,492,889
ExamWorks Group, Inc.(a)	38,815	1,147,371
U.S. Physical Therapy, Inc.	756	37,596
		2,677,856
Health Care Technology (2.61%)
Athenahealth, Inc.(a)	7,633	1,059,308
Cerner Corp.(a)	36,903	1,954,383
Press Ganey Holdings, Inc.(a)	1,459	43,886
		3,057,577
Life Sciences Tools & Services (1.49%)
Illumina, Inc.(a)	3,550	575,490

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2016	9

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
INC Research Holdings, Inc., Class A(a)	28,450	$1,172,425
		1,747,915
Pharmaceuticals (1.69%)
Aerie Pharmaceuticals, Inc.(a)(b)	21,289	258,874
Horizon Pharma PLC(a)	43,000	712,510
Valeant Pharmaceuticals International, Inc.(a)	38,500	1,012,550
		1,983,934
INDUSTRIALS (13.78%)
Aerospace & Defense (1.61%)
HEICO Corp.	31,338	1,884,355

Air Freight & Logistics (0.34%)
XPO Logistics, Inc.(a)(b)	12,973	398,271

Commercial Services & Supplies (2.00%)
The Advisory Board Co.(a)	15,167	489,136
Waste Connections, Inc.	28,631	1,849,276
		2,338,412
Electrical Equipment (0.69%)
Rockwell Automation, Inc.	7,150	813,312

Machinery (3.75%)
Graco, Inc.	9,350	785,026
Middleby Corp.(a)	23,384	2,496,710
Proto Labs, Inc.(a)(b)	4,311	332,335
Wabtec Corp.	9,800	777,042
		4,391,113
Professional Services (3.72%)
IHS, Inc., Class A(a)	6,523	809,896
Paylocity Holding Corp.(a)	59,634	1,952,417
Stantec, Inc.	1,578	40,018
TriNet Group, Inc.(a)	2,214	31,771
WageWorks, Inc.(a)	30,211	1,528,979
		4,363,081
Road & Rail (1.31%)
Kansas City Southern	11,199	956,954
Landstar System, Inc.	8,937	577,420
		1,534,374
Trading Companies & Distribution (0.36%)
H&E Equipment Services, Inc.	24,378	427,346

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
INFORMATION TECHNOLOGY (24.00%)
Electronic Equipment & Instruments (0.46%)
IPG Photonics Corp.(a)	5,630	$540,930

Internet Software & Services (5.80%)
Alphabet, Inc., Class C(a)	1,858	1,384,117
Cornerstone OnDemand, Inc.(a)	33,700	1,104,349
Demandware, Inc.(a)(b)	21,500	840,650
Facebook, Inc., Class A(a)	8,530	973,273
GTT Communications, Inc.(a)	36,959	611,302
LinkedIn Corp., Class A(a)	8,660	990,271
SPS Commerce, Inc.(a)	8,524	366,020
Textura Corp.(a)	1,614	30,069
Twitter, Inc.(a)	29,800	493,190
		6,793,241
IT Services (3.52%)
Automatic Data Processing, Inc.	16,205	1,453,751
EPAM Systems, Inc.(a)	16,659	1,243,927
FleetCor Technologies, Inc.(a)	9,577	1,424,579
		4,122,257
Semiconductors & Semiconductor Equipment (2.22%)
ARM Holdings PLC(c)	41,839	1,827,946
M/A-COM Technology Solutions Holdings, Inc.(a)	17,708	775,433
		2,603,379
Software (11.98%)
ANSYS, Inc.(a)	4,300	384,678
Fleetmatics Group PLC(a)	33,659	1,370,258
Globant SA(a)(b)	22,758	702,312
Imperva, Inc.(a)	8,150	411,575
Proofpoint, Inc.(a)	11,250	605,025
RealPage, Inc.(a)	41,929	873,800
Red Hat, Inc.(a)	22,889	1,705,460
Salesforce.com, Inc.(a)	16,512	1,219,081
SAP SE(b)(c)	9,590	771,228
ServiceNow, Inc.(a)	17,000	1,040,060
Splunk, Inc.(a)	22,667	1,109,096
Tableau Software, Inc., Class A(a)	16,600	761,442
The Ultimate Software Group, Inc.(a)	10,304	1,993,824
Workday, Inc., Class A(a)(b)	14,200	1,091,128
		14,038,967
Technology Hardware Storage & Equipment (0.02%)
Stratasys Ltd.(a)(b)	1,105	28,642

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2016	11

Schedule of Investments	Liberty All-Star® Growth Fund
As of March 31, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
MATERIALS (2.35%)
Chemicals (2.35%)
Ecolab, Inc.	14,488	$1,615,702
Monsanto Co.	13,000	1,140,620
		2,756,322
TELECOMMUNICATION SERVICES (0.44%)
Diversified Telecommunication (0.44%)
inContact, Inc.(a)	58,241	517,763

TOTAL COMMON STOCKS
(COST OF $94,347,126)		115,188,363

	PAR VALUE/ SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (14.49%)
REPURCHASE AGREEMENT (2.28%)
Repurchase agreement with State Street Bank & Trust Co., dated 3/31/16, due 04/01/16 at 0.01%, collateralized by United States Treasury Bond, 2.125%, 09/30/21, market value of $2,732,736 and par value of $2,630,000. (Repurchase proceeds of $2,671,001).

(COST OF $2,671,000)	$2,671,000	$2,671,000

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (12.21%)
State Street Navigator Securities Lending Prime Portfolio, 0.50%
(COST OF $14,306,948)	14,306,948	14,306,948

TOTAL SHORT TERM INVESTMENTS
(COST OF $16,977,948)		16,977,948

TOTAL INVESTMENTS (112.75%)
(COST OF $111,325,074)(d)		132,166,311

LIABILITIES IN EXCESS OF OTHER ASSETS (-12.75%)		(14,944,584)

NET ASSETS (100.00%)		$117,221,727

NET ASSET VALUE PER SHARE
(25,776,493 SHARES OUTSTANDING)		$4.55

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
As of March 31, 2016 (Unaudited)

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $14,010,745.
(c)	American Depositary Receipt.
(d)	Cost of investments for federal income tax purposes is $112,523,862.

Gross unrealized appreciation and depreciation at March 31, 2016 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$26,887,285
Gross unrealized depreciation	(7,244,836)
Net unrealized appreciation	$19,642,449

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2016	13

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
March 31, 2016 (Unaudited)

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor, ALPS Advisors, Inc. (the “Advisor”), using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2016, the Fund held no securities that were fair valued.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Repurchase Agreements
The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation, including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

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Liberty All-Star® Growth Fund	Notes to Schedule of Investments
As of March 31, 2016 (Unaudited)

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. As of March 31, 2016, the market value of securities on loan was $14,010,745, and the total cash collateral and non-cash collateral received was $14,306,948 and $10,848, respectively.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

First Quarter Report (Unaudited) | March 31, 2016	15

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
March 31, 2016 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$115,188,363	$–	$–	$115,188,363
Short Term Investment	–	2,671,000	–	2,671,000
Investments Purchased with Collateral from Securities Loaned	14,306,948	–	–	14,306,948
Total	$129,495,311	$2,671,000	$–	$132,166,311

*	See Schedule of Investments for industry classifications.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
As of March 31, 2016 (Unaudited)

The Fund recognizes transfers between levels as of the end of the period. For the period ended March 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes
By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

First Quarter Report (Unaudited) | March 31, 2016	17

Description of Lipper Benchmark And Market Indices	Liberty All-Star® Growth Fund
March 31, 2016 (Unaudited)

Dow Jones Industrial Average
A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average
The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index
Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)
Measures the performance of those Russell 1000® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Growth Benchmark
The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

Russell Top 200® Growth Index
Measures the performance of those Russell Top 200®companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200®Index measures the performance of the 200 largest companies in the Russell 3000®Index.

Russell Midcap® Growth Index
Measures the performance of those Russell Midcap® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)
Measures the performance of those Russell 2000® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

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ALL-STAR GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Alex J. Marks, Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000726 11/30/16

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions
Distributor, Inc., a FINRA member.